Supplement dated August 4, 2009 to Prospectuses dated May 1, 2009 for

VUL GuardSM 1, 2

Survivorship VUL GuardSM 1, 2

Variable Universal Life II 1, 2

Survivorship Variable Universal Life II 2, 3

Variable Universal Life 2, 3

Investment Management Fees and Other Expenses

The footnote below is added to the Franklin Small Cap Value Securities Fund (Class 2) 12b-1 Fee shown in the table under the heading “Investment Management Fees and Other Expenses”.

While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s average daily net assets, the Fund’s board of trustees has set the current rate at 0.25% per year through April 30, 2010.

There are no other changes being made at this time.

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
2	This product is no longer available for sale.
3	Issued by MassMutual in California and New York and by C.M. Life Insurance Company in all other jurisdictions where available.

August 4, 2009	Li4200_09_1